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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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                                 December 22, 1997
               (Date of Report - Date of earliest event reported)

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                 Capitol Revolving Home Equity Loan Trust 1996-1
               (Issuer in respect of the Capitol Home Equity Loan
                    Asset Backed Certificates, Series 1996-1)
             (Exact name of registrant as specified in its charter)


                                    33-31682
                              (Commission File No.)


                       Maryland                      52-0897004
              (State or other jurisdiction of    (I.R.S. Employer
              incorporation or organization)    Identification No.)

                  8401 Connecticut Avenue
                  Chevy Chase, Maryland                 20815
         (Address of principal executive offices)    (Zip Code)

          Registrant's telephone number, including area code (301) 986-7000

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Item 7.           Financial Statements and Exhibits.

                  (c) Exhibits.

                  Monthly Report to Certificateholders dated December 22, 1997



                                   SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Capitol Revolving Home Equity Loan Trust 1996-1 by the undersigned thereunto duly authorized.

                 CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1996-1

                                  By:   Chevy Chase Bank, F.S.B.
                                        Originator of the Trust and Servicer





Dated:   January 5, 1998         By:  Stephen R. Halpin, Jr.
                                      ____________________________________
                                      Stephen R. Halpin, Jr.
                                      Executive Vice President and
                                      Chief Financial Officer





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                                     EXHIBIT





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